UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549
_________________________________ FORM 8‑K _________________________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2017
TOR Minerals International, Inc. (Exact Name of Registrant as Specified in Its Charter) Delaware (State or Other Jurisdiction of Incorporation)
0-17321 (Commission File Number) 722 Burleson Street Corpus Christi, Texas (Address of Principal Executive Offices)	74-2081929 (IRS Employer Identification No.) 78402 (Zip Code)
(361) 883-5591 (Registrant’s Telephone Number, Including Area Code) N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 21, 2017, our subsidiary, TOR Minerals Malaysia (“TMM”), amended its short term banking facility with RHB Bank Berhad (the (“RHB”) to extend the maturity date to August 11, 2017.  The RHB facility includes the following

Facility	Total Limit (RM)	USD Equivalent at 2/21/2017

Uncommitted Multi-Trade Line (MTL)	RM 3,500,000-00	$785,158
Letter of Credit (LC)/Shipping Guarantee (SG)/
Bankers Acceptance (BA)/Trust Receipt (TR)/
Bill Purchased (BP)/
Export Credit Refinancing (ECR)/
Foreign Currency Trade Financing (FCTF)/
Promissory Notes (PN)

Bank Guarantee (BG)	RM 1,200,000-00	$269,197

Foreign Exchange Contract Line (FECL)	RM 2,500,000-00	$560,827
(10% risk)

TOTAL	RM 7,200,000-00	$1,615,183

No funds were outstanding on the RHB facility at December 31, 2016.

ITEM 2.03           CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:
	Exhibit Number 10.1	Description RHB Berhad Bank Amendment to Credit Facility, dated February 20, 2017
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: February 22, 2017	/s/ BARBARA RUSSELL
Barbara Russell Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 10.1	Description RHB Berhad Bank Amendment to Credit Facility, dated February 20, 2017

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